May 1, 2025

Phoenix Spectrum Edge®+

Issued by: PHL Variable Insurance Company, In Rehabilitation

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Phoenix Spectrum Edge+ variable annuity contract (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://phl.onlineprospectus.net/PHL/PHLproducts/. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important Adverse Developments Related to PHL Variable’s Financial Condition and Your Contract

There is a significant risk that PHL Variable will not fulfill its financial guarantees and obligations under your Contract. Generally, during the term of a Moratorium Order entered by the Court overseeing PHL Variable’s rehabilitation proceeding, PHL Variable will not pay more than $250,000 from its general account under your annuity contract. If PHL Variable’s financial condition further deteriorates it is possible that guarantees under the Contract may be further reduced. You should consult with a financial professional.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the GIA or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. As previously disclosed, in recent years, the financial condition of PHL Variable has deteriorated. Due to PHL Variable’s financial condition, on May 20, 2024, the Connecticut Superior Court for the Judicial District of Hartford (the “Court”) entered an order placing PHL Variable into rehabilitation (the “Rehabilitation Order”). The Rehabilitation Order appointed the Honorable Andrew N. Mais, Insurance Commissioner of the State of Connecticut, as Rehabilitator. The Rehabilitation Order granted the Rehabilitator immediate exclusive possession and control of, and title to, the business and all assets of PHL Variable. In accordance with the Rehabilitation Order, the Rehabilitator is conducting the business of PHL Variable and taking such steps as he may deem appropriate toward removing the causes and conditions which have made rehabilitation necessary.

There is no guarantee that the rehabilitation of PHL Variable will be successful. If the rehabilitation is not successful, it is possible that, with Court approval, PHL Variable could be liquidated. In liquidation, all payments out of PHL Variable’s general account assets would cease and state guaranty associations would provide limited coverage to policyholders on an ongoing basis subject to statutory limits and conditions. There is no way to predict the outcome of PHL Variable’s rehabilitation with certainty.

In addition to the Rehabilitation Order, the Court has entered an order imposing a moratorium on certain benefit payments and transactions under PHL Variable’s policies, including the Contract (the “Moratorium Order”). As previously communicated, as of May 20, 2024, the Moratorium Order imposes restrictions under PHL Variable’s policies that may impact your Contract’s benefits, prohibit you from accessing your Contract Value in the GIA or any other fixed account option, and limit your ability to make changes under your Contract. The restrictions under the Moratorium Order are generally intended to manage the financial obligations of PHL Variable’s general account. The Separate Account, which is the segregated asset account supporting the variable investment options under the Contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options and not the fixed account options.

All guarantees, benefits, and transactions under the Contract, as described in the prospectus, are subject to the restrictions imposed pursuant to the Moratorium Order. The applicable fees and expenses under your Contract (including standard charges and any additional charges for optional benefits) will continue to be deducted in full while the restrictions under the Moratorium Order remain in effect, even if your Contract guarantees and benefits are reduced. In addition, while these restrictions under the Moratorium Order remain in place, any applicable investment restrictions under any optional benefit riders that you elected will continue to apply.

See “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in the prospectus (which also appears later in this summary prospectus under “Updated Information About Your Contract”) for additional information, including a description of the restrictions under the Moratorium Order.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2025, which is incorporated by reference into the prospectus and this summary prospectus . The Statement of Additional Information is available upon request. PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability, as well as the impact of the restrictions under the Moratorium Order. If you retain your Contract, there is a risk that the guarantees under your Contract may be reduced. If you surrender your Contract, the Contract and all guarantees under your Contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the Contract may increase your risk of loss related to PHL Variable’s financial condition.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a Contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Contract (or contract): The deferred variable accumulation annuity contracts for which this summary prospectus provides updated information.

Contract Owner (owner, you, your): Usually, the person or entity to whom we issue the Contract.

Contract Value: Prior to the maturity date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For eligible Contracts with loans, the Contract Value is the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the loan security account, less any loan debt.

Court: The Connecticut Superior Court for the Judicial District of Hartford

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there is more than one owner, on the earliest death of any of the owners.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Moratorium Order: The Court order imposing a moratorium on certain benefit payments and transactions under PHL Variable's policies, including the Contract.

PHL Variable (our, us, we, company, or Company): PHL Variable Insurance Company, In Rehabilitation.

Rehabilitator: The Honorable Andrew N. Mais, Insurance Commissioner of the State of Connecticut

Rehabilitation Order: The Court order placing PHL Variable into rehabilitation and appointing the Rehabilitator.

Separate Account: PHL Variable Accumulation Account.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2024. This does not reflect all of the changes that have occurred since you entered into your Contract.

➣ In the prospectus, under “Principal Risks of Investing in the Contract,” the “Insurance Company Insolvency” risk factor was revised as follows:

Insurance Company Insolvency Risk. PHL Variable’s financial guarantees and obligations – including with respect to annuity payments, death benefits, optional benefit riders, surrenders, withdrawals, loans, and amounts in the GIA or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability.

Due to PHL Variable’s deteriorated financial condition, the uncertainties associated with PHL Variable’s ongoing rehabilitation proceedings, and restrictions under PHL Variable’s policies pursuant to the Moratorium Order, each as discussed further below, there is a significant risk that the general account of PHL Variable will not fulfill its financial guarantees and obligations under your contract. Generally, during the term of a Moratorium Order entered by the Court overseeing PHL Variable’s rehabilitation proceeding, PHL Variable will not pay more than $250,000 from its general account under your annuity contract. If PHL Variable’s financial condition further deteriorates it is possible that guarantees under the contract may be further reduced. You should consult with a financial professional.

4

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options and not the fixed account options. If PHL Variable were to be liquidated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you. In liquidation, all payments out of PHL Variable’s general account assets would cease and state guaranty associations would provide limited coverage to policyholders on an ongoing basis subject to statutory limits and conditions.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial condition.

Commencement of Rehabilitation Proceeding – As previously communicated, on May 20, 2024, the Connecticut Superior Court for the Judicial District of Hartford (the “Court”) entered an order placing PHL Variable into rehabilitation (the Rehabilitation Order). The Rehabilitation Order appointed the Honorable Andrew N. Mais, Insurance Commissioner of the State of Connecticut, as Rehabilitator. Upon entering rehabilitation, the directors and officers of PHL Variable were automatically dismissed. The Rehabilitation Order granted the Rehabilitator immediate exclusive possession and control of, and title to, the business and all assets of PHL Variable. In accordance with the Rehabilitation Order, the Rehabilitator is conducting the business of PHL Variable and taking such steps as he may deem appropriate toward removing the causes and conditions which have made rehabilitation necessary. The Rehabilitation Order is not a declaration of an insolvency of PHL Variable.

As an insurance company in rehabilitation, the Rehabilitator has broad authority in the management of PHL Variable’s business and affairs. Subject to the review and approval powers of the Court, the Rehabilitator is pursuing a plan of rehabilitation in an effort to correct the difficulties that led to PHL Variable being placed into rehabilitation and potentially return it to the marketplace.

There is no guarantee that the rehabilitation of PHL Variable will be successful. If the rehabilitation is not successful, it is possible that, with Court approval, PHL Variable could be liquidated. In liquidation, all payments out of PHL Variable’s general account assets would cease and state guaranty associations would provide limited coverage to policyholders on an ongoing basis subject to statutory limits and conditions. There is no way to predict the outcome of PHL Variable’s rehabilitation with certainty.

Copies of all Court documents and orders (the “Documents”) related to PHL’s rehabilitation proceeding are available to be viewed, downloaded, and/or printed at CT.gov/cid.phl (the “Site”). The Site contains a link to all Documents filed with the Court by the Rehabilitator in portable document format (PDF). Absent further order by the Court, updates to the Site shall serve as official notice of all Court documents and orders to interested parties to the extent that such documents involve matters that do not have a direct and material effect on the contractual rights and obligations of the interested parties.

Institution of Restrictions on PHL Variable’s Policies – Also as previously communicated, pursuant to a moratorium order issued by the Court (the Moratorium Order), as of May 20, 2024, new restrictions were instituted under PHL Variable’s policies. As described below, these restrictions may impact your contract’s benefits, prohibit you from accessing your contract value in the GIA or any other fixed account option, and limit your ability to make changes under your contract. The restrictions under the Moratorium Order are generally intended to manage the financial obligations of PHL Variable’s general account. The Moratorium Order may be lifted by the Court in the future upon motion by the Rehabilitator.

All guarantees, benefits, and transactions under the contract, as described in this prospectus, are subject to the restrictions imposed pursuant to the Moratorium Order. The applicable fees and expenses under your contract (including standard charges and any additional charges for optional benefits) will continue to be deducted in full while the restrictions under the Moratorium Order remain in effect, even if your contract guarantees and benefits are reduced. In addition, while these restrictions remain in place, any applicable investment restrictions under any optional benefit riders that you elected will continue to apply.

The Rehabilitator will not pay benefits or other obligations under policies issued by PHL Variable (including policies funded by the Separate Account) except to the extent provided in the Moratorium Order, as applicable. Please note that the payments of benefits under life insurance policies and annuities described below are subject to the aggregate limits described under “Aggregate Benefit Limits.” The Moratorium Order currently allows the following:

a.	Death Benefits. If your policy so provides, a death benefit may be paid, in accordance with the terms of your policy, to the full extent of the Separate Account value attributable to your insurance policy. In addition, if the amount of the death benefit payable under your insurance policy exceeds any Separate Account value receivable by you under your policy, which means that such further death benefit would be funded by the general account, then such further death benefit may be paid in an amount equal to the lesser of (x) the unpaid guaranteed amount of such benefit or (y) $300,000 under a life insurance policy and $250,000 under an annuity, less the amount of any permitted withdrawals from a fixed account option or any distribution to you from the general account after May 20, 2024.

b.	Surrenders, Withdrawals, and Loans. You will be allowed to exercise surrender, withdrawal, and loan options under your policy to the full extent of the Separate Account value attributable to your policy. If you also allocated premium payments to one or more fixed investment options, you will not be allowed to access that value through surrender, withdrawals or policy loans (except as described under systematic withdrawals below).

c.	Transfers and Reallocations. You will be permitted to reallocate investments within the Separate Account investment options subject to policy terms and conditions. You will not be permitted to reallocate investments from the fixed account investment options to the Separate Account investment options or vice versa. You will not be permitted to reallocate investments within the fixed accounts to other fixed account investment options.

5

d.	Annuity Benefits. If you were receiving annuity payments under your policy as of May 20, 2024, your annuity payments will continue pursuant to your elections but will be subject to the limitations described under “Aggregate Benefit Limits” below. If you are not currently receiving annuity payments, you may not annuitize by electing fixed annuity payment options funded from the general account. You may annuitize by electing a variable annuity payout option funded from the Separate Account, but if your Separate Account value is not adequate to fund your annuity payments, you will not receive any further annuity payments funded by the general account.

e.	Required Minimum Distributions. You will be permitted to receive withdrawals from a fixed account option that are required under applicable tax laws to be withdrawn from tax deferred retirement accounts in accordance with the terms of the annuity. Please note that any amounts withdrawn from a fixed account option will count against the limitations described under “Aggregate Benefit Limits” below.

f.	Optional Living Benefit Riders. As of May 20, 2024, if you were already receiving benefit payments pursuant to an optional living benefit rider (such as a guaranteed minimum/lifetime withdrawal benefit, guaranteed minimum income benefit, or guaranteed minimum accumulation benefit), you will continue to receive those payments pursuant to your elections, but those payments will be subject to the limitations described under “Aggregate Benefit Limits” below. If were not currently receiving benefit payments pursuant to an optional living benefit rider as of May 20, 2024, you will not be able to make an election to commence such payments if the amounts would be funded from the general account, even if the event or contingency upon which payment depended occurs.

g.	Systematic Withdrawals. If you were receiving systematic withdrawals funded by the Separate Account as of May 20, 2024, you will continue to receive these systematic withdrawals. If you were receiving systematic withdrawals funded by the general account as of May 20, 2024, you will continue to receive payments out of the applicable fixed account options subject to the limitations described below under “Aggregate Benefit Limits.” You may not make changes to the amount or frequency of systematic withdrawals funded by the general account. If you stop systematic withdrawals funded by the general account, you will not be able to restart them.

6

h.	Aggregate Benefit Limits.

i.	Life Insurance Policies Covering One Individual. The general account will not individually or together pay more than $300,000 in the aggregate under one or more life insurance policies covering one individual regardless of who owns the policies or the number of beneficiaries.

ii.	Annuities Covering One Annuitant. The general account will not individually or together pay more than $250,000 in the aggregate under one or more annuities covering one annuitant regardless of who owns the policies or the number of beneficiaries.

iii.	Life Insurance Policy and Annuity Covering One Individual. The general account will not individually or together pay more than $300,000 in the aggregate for benefits under one or more life insurance policies and one or more annuities covering any one individual regardless of the number and size of policies of life insurance and annuities covering that individual and regardless of who owns the policy or annuity or the number of beneficiaries.

iv.	Allocation of Benefits Under Multiple Policies. If multiple policies covering one individual have an aggregate amount of death benefits in excess of $300,000, annuity payments in excess of $250,000, or a combination of death benefits and annuity payments in excess of $300,000, as applicable, funded by the general account, the Rehabilitator will determine the allocation of amounts to be paid under each policy.

The Moratorium Order authorizes the Rehabilitator to make payments (“Hardship Payments”) that exceed those set forth in the above paragraphs in the event that a policyholder demonstrates hardship. Decisions on requests for Hardship Payments will be made on a case-by-case basis in the Rehabilitator’s sole and absolute discretion upon consideration of information provided by a policyholder.

Additional Information About PHL Variable’s Financial Condition – In recent years, the financial condition of PHL Variable has continued to deteriorate. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2025, which is incorporated by reference into this prospectus.  The Statement of Additional Information is available upon request.

➢ The following is a summary of changes related to the Contract's underlying funds:

● Effective August 16, 2024, the Guggenheim VT Long Short Equity Fund was liquidated. On the liquidation date, in the absence of instructions, Contract Value allocated to the variable investment option investing in the Guggenheim VT Long Short Equity Fund was automatically transferred to the variable investment option investing in an underlying money market fund.

● Effective April 30, 2025, the Invesco V.I. Capital Appreciation Fund had a name change to the Invesco V.I. Discovery Large Cap Fund.

● Effective June 2, 2025, the Wanger International Fund will be renamed to the Columbia Variable Portfolio - Acorn International Fund.

● Effective June 2, 2025, the Wanger Acorn Fund will be renamed to the Columbia Variable Portfolio - Acorn Fund.

7

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges

In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.

Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	Annual Fee	Minimum	Maximum
	1. Base contract	1.22%(1)	1.37%(1)
	2. Investment options (underlying fund fees and expenses)	0.27%(2)	5.19%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%(3)	2.70%(3)

(1)   Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2)   As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/24. Underlying fund fees can vary from year to year.

(3)   The minimum charge refers to the lowest current charge for the optional Phoenix Income Protector GMIB benefit, which is assessed as a percentage of the greater of the guaranteed annuitization value and Contract Value. The maximum charge refers to the optional Phoenix Flexible Withdrawal Protector with Extended Care Enhancement, which is assessed as a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted.

8

FEES AND EXPENSES			LOCATION IN PROSPECTUS

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,392	$6,215
	Assumes:	Assumes:

●   Investment of $100,000

●   5% annual appreciation

●   Least expensive combination of contract classes and underlying fund fees and expenses

●   No optional benefits

●   No sales charges

●   No additional purchase payments, transfers, or withdrawals

●   Investment of $100,000

●   5% annual appreciation

●   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

●   No sales charges

●   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

●   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

●   A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

●   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

●   The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

9

RISKS	LOCATION IN PROSPECTUS
Risks Associated with Investment Options

●   An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

●   Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under The Contract; GIA
Insurance Company Risk

An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available at 1-800-541-0171.

There is a significant risk that the general account of PHL Variable will not fulfill its financial guarantees and obligations under your contract. Generally, during the term of a Moratorium Order entered by the Court overseeing PHL Variable’s rehabilitation proceeding, PHL Variable will not pay more than $250,000 from its general account under your annuity contract. If PHL Variable’s financial condition further deteriorates it is possible that guarantees under the contract may be further reduced. You should consult with a financial professional.

The Connecticut Superior Court for the Judicial District of Hartford has entered an order (the Rehabilitation Order) placing PHL Variable into rehabilitation under the direction of the Honorable Andrew N. Mais, Insurance Commissioner of the State of Connecticut, as Rehabilitator. There is no guarantee that the rehabilitation of PHL Variable will be successful. If the rehabilitation is not successful, it is possible that, with Court approval, PHL Variable could be liquidated. In liquidation, all payments out of PHL Variable’s general account assets would cease and state guaranty associations would provide limited coverage to policyholders on an ongoing basis subject to statutory limits and conditions.

Principal Risks of Investing in the Contract-Insurance Company Insolvency Risk; GIA; Contract Guarantees; Financial Statements

10

The Court has also entered an order (the Moratorium Order) imposing restrictions under PHL Variable’s policies that may impact your contract’s benefits, prohibit you from accessing your contract value in the GIA or any other fixed account option, and limit your ability to make changes under your contract. See “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” for a description of the restrictions under the Moratorium Order. All guarantees, benefits, and transactions under the contract, as described in this prospectus, are subject to the restrictions imposed pursuant to the Moratorium Order.

You should note that the applicable fees and expenses under your contract (including standard charges and any additional charges for optional benefits) will continue to be deducted in full while the restrictions under the Moratorium Order remain in effect, even if your contract guarantees and benefits are reduced.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2025, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request. PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In light of PHL Variable’s financial difficulty and the Moratorium Order, there is significant risk that the general account of PHL Variable will be unable to fulfill its financial guarantees and obligations under your contract. You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	● PHL Variable reserves the right to remove or substitute variable investment options available under the contract. ● We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading
Optional Benefits

●  Ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation

●  The GMWB benefit is available only if you allocate purchase payments to an approved asset allocation or strategic program and remain fully invested in the program for duration of the benefit. This will limit or restrict the investment options that you may select under the contract. We reserve the right to restrict availability of investment options and programs.

Optional Benefits

11

RESTRICTIONS	LOCATION IN PROSPECTUS

●  Under GMWB, if you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. Thus, the Benefit Base can be reduced by an amount greater than the dollar amount withdrawn.

●  Withdrawals, including loans, can significantly reduce the value of the GMWB, and can even result in termination of the benefit.

● Withdrawals made after the GMIB rider date, including loans, can reduce the benefit value by more than the amount withdrawn and could terminate the benefit. ● Election of GMIB rider is irrevocable.
Tax Implications

●  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

●  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

●  Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Taxes
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Sales of Variable Accumulation Contracts

12

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.
Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own.

Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one.

You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Sales of Variable Accumulation Contracts

13

APPENDIX A – Investment Options Available Under The Contract

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://phl.onlineprospectus.net/PHL/PHLproducts/. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com. Depending on the optional benefits you choose, you may not be able to invest in certain underlying funds.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) – Fred Alger Management, LLC	0.93%	48.13%	17.84%	15.55%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I) – Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	13.52%	9.99%	9.31%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	24.63%	14.22%	12.81%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	11.15%	7.09%	7.53%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3 - Federated Investment Management Company Federated Advisory Service Company	0.80%	0.58%	-1.14%	0.45%
To seek high current income.	Federated Hermes High Income Bond Fund II3 – Federated Investment Management Company Federated Advisory Service Company	0.83%	6.27%	3.19%	4.48%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 – Federal Investment Management Company Federated Advisory Service Company	0.66%	4.67%	2.09%	1.36%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.66%	33.63%	16.92%	13.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.67%	38.76%	18.64%	18.10%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.66%	30.27%	18.81%	16.51%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.48%	1.62%	0.34%	1.83%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2) – Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund (Class 2) – Franklin Mutual Advisors, LLC	0.94%	11.27%	5.75%	5.83%
The Fund’s investment objective is to seek capital growth.	Invesco V.I. American Franchise Fund (Series I Shares) – Invesco Advisers, Inc.	0.85%	34.89%	15.84%	14.16%
The Fund’s investment objectives are both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares) – Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
The Fund’s investment objective is long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.80%	25.60%	12.35%	9.42%
The Fund’s investment objective is to seek capital appreciation.	Invesco V.I. Discovery Large Cap Fund (Series II Shares)[3] - Invesco Advisers, Inc.	1.05%	33.82%	15.76%	12.97%
The Fund’s investment objective is to seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares) - Invesco Advisers, Inc.	1.06%	15.78%	10.21%	8.73%
The Fund’s investment objective is long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.94%	17.07%	9.12%	7.95%
The Fund’s investment objective is to seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares)- Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares) [1,2,3] – Lazard Asset Management LLC	1.12%	11.12%	5.74%	6.73%
The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) – Lord Abbett	1.14%	6.72%	1.90%	3.73%
The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares) – Lord Abbett	0.93%	20.60%	10.37%	9.05%
The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) – Lord Abbett	1.14%	14.90%	9.21%	6.83%
The Portfolio seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) - ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.89%	14.58%	8.63%	8.05%
The Portfolio seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.86%	10.17%	5.53%	5.54%
The Portfolio seeks to provide investors with capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.87%	12.67%	7.32%	7.00%
The Portfolio seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.85%	7.97%	3.81%	4.13%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.11%	23.76%	10.35%	10.25%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.15%	25.52%	13.68%	11.18%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
The Portfolio seeks maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) - Pacific Investment Management Company LLC	2.38%	3.97%	6.98%	1.55%
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	1.17%	2.03%	1.83%	2.05%
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	0.89%	2.43%	-0.13%	1.43%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund [1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	5.06%	16.91%	7.26%	1.10%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund [1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	1.68%	32.75%	16.37%	15.44%
Seeks long-term capital appreciation.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3] - Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.36%	7.67%	0.88%	3.98%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 2 Shares)[3] - Templeton Investment Counsel, LLC	1.06%	-1.00%	2.60%	2.38%
Seeks long-term capital growth.	Templeton Growth VIP Fund (Class 2 Shares)[3] - Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	5.40%	4.60%	4.08%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.79%	13.59%	9.57%	8.36%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.62%	2.19%	0.24%	1.25%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Capital appreciation.	TVST Touchstone Common Stock Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	21.48%	14.91%	12.36%
Growth of Capital.	TVST Touchstone Small Company Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	13.70%	10.83%	10.19%
The Series has an investment objective of long-term growth of capital.	Virtus KAR Capital Growth Series A [3] – Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	1.03%	26.20%	12.84%	13.34%
The Series has investment objectives of capital appreciation and current income.	Virtus KAR Equity Income Series A [3] - Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	0.98%	9.63%	7.95%	7.25%
The Series has an investment objective of high total return consistent with reasonable risk.	Virtus SGA International Growth Series A [3] - Virtus Investment Advisers, LLC. Sustainable Growth Advisers, LP	1.14%	-5.59%	3.96%	2.05%
The Series has an investment objective of long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A [3] - Virtus Investment Advisers, LLC. Newfleet Asset Management, LLC	0.94%	5.91%	2.32%	3.34%
The Series has investment objectives of capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A [3] - Virtus Investment Advisers, LLC. Duff & Phelps Investment Management Co.	1.10%	10.92%	5.58%	6.12%
The Series has an investment objective of long-term capital growth.	Virtus KAR Small-Cap Growth Series A [3] - Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	1.14%	9.72%	6.80%	14.30%
The Series has an investment objective of long-term capital appreciation.	Virtus KAR Small-Cap Value Series A [3] - Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	1.10%	9.98%	9.04%	9.26%
The Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk	Virtus Tactical Allocation Series (Class A Shares) [3] - Virtus Investment Advisers, LLC. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.98%	13.80%	6.83%	6.48%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Wanger International Fund [3,4] - Columbia Wanger Asset Management, LLC	1.14%	-8.25%	-0.72%	3.07%
Seeks long-term capital appreciation.	Wanger Acorn Fund[3,5] - Columbia Wanger Asset Management, LLC	0.95%	14.18%	4.58%	8.12%

1 This fund is closed to new investors.

2 For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

3 The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

4 The fund name will be changed to "Columbia Variable Portfolio - Acorn International Fund" effective June 2, 2025.

5 The fund name will be changed to "Columbia Variable Portfolio - Acorn Fund" effective June 2, 2025.

Investment Restrictions For GMWB

If you elected an optional GMWB rider, you must allocate all purchase payments and Contract Value to one “program” that is available at the time of your election. Contract Value and purchase payments may never be allocated to more than one program. You may, at any time, switch your program to any other available program, but transfers of partial Contract Value are not permitted. We may discontinue, modify, or amend programs and we may make different programs available in the future. Regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional purchase payments to that program. In general, if you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. The table below shows program availability during various time periods. For additional information, see “Additional Programs -Asset Allocation and Strategic Programs” in the prospectus.

	Phoenix Flexible Withdrawal Protector	GMWB 2007
Beginning 11/19/10

Morningstar Portfolio Series – The following underlying funds are available:

●  Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

●  Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Morningstar Portfolio Series – The following underlying funds are available:

●  Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

●  Morningstar Balanced ETF Asset Allocation Portfolio – Class II

6/22/09 – 11/18/10	Phoenix Dynamic – The following asset allocation options are available: ● Moderate ● Moderate Growth	Phoenix Dynamic – The following asset allocation options are available: ● Moderate ● Moderate Growth
3/9/09 – 6/21/09	Ibbotson-Strategic – The following asset allocation options are available: ● Conservative ● Moderately Conservative ● Moderate ● Franklin Founding	Ibbotson Strategic – The following asset allocation options are available ● Conservative ● Moderately Conservative ● Moderate ● Moderately Aggressive ● Aggressive ● Franklin Founding
11/17/08 – 3/8/09	Same as later periods above	Same as later periods above
Prior to 11/17/08	Ibbotson Strategic – The following asset allocation options are available: ● Conservative ● Moderately Conservative ● Moderate ● Moderately Aggressive ● Franklin Founding	Same as later periods above

The Statutory Prospectus and Statement of Additional Information, each dated May 1, 2025 are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://phl.onlineprospectus.net/PHL/PHLproducts/.

EDGAR Contract Identifier Number: C000067262